STATEMENT OF ADDITIONAL INFORMATION                         April 30, 1997


                            THE YACKTMAN FUNDS, INC.
                             303 West Madison Street
                             Chicago, Illinois 60606
                          Call Toll-Free 1-800-525-8258

             This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Yacktman Funds, Inc. (the "Company") dated April 30, 1997 (the "Prospectus"), for The Yacktman Fund and The Yacktman Focused Fund (each referred to individually as a "Fund" and collectively as the "Funds"). Requests for copies of the Prospectus should be made by writing to The Yacktman Funds, Inc., 303 West Madison Street, Chicago, Illinois 60606, Attention: Corporate Secretary, or by calling 1-800-525-8258.

                            THE YACKTMAN FUNDS, INC.

                                TABLE OF CONTENTS

                                                                         Page


   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . .  1

   DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . .  7

   DIRECTORS AND OFFICERS OF THE COMPANY . . . . . . . . . . . . . . . . .  7

   INVESTMENT ADVISER AND ADMINISTRATOR  . . . . . . . . . . . . . . . . . 10

   EXCHANGE PRIVILEGE  . . . . . . . . . . . . . . . . . . . . . . . . . . 12

   REDEMPTIONS IN KIND . . . . . . . . . . . . . . . . . . . . . . . . . . 13

   SYSTEMATIC WITHDRAWAL PLAN  . . . . . . . . . . . . . . . . . . . . . . 13

   CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

   INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . 14

   DISTRIBUTION PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . . . 15

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

   STOCKHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . 18

   PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 19

   FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . 20

   DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . . . . . . 21

                   INVESTMENT RESTRICTIONS AND CONSIDERATIONS

   THE YACKTMAN FUND

             As set forth in the Prospectus under the caption "OBJECTIVE AND INVESTMENT APPROACH," the investment objective of The Yacktman Fund is to produce long-term growth of capital, with current income as a secondary objective. Consistent with this investment objective, The Yacktman Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of The Yacktman Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of The Yacktman Fund.

             1. The Yacktman Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, The Yacktman Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of The Yacktman Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of The Yacktman Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

             2. The Yacktman Fund will not sell securities short, buy securities on margin, purchase warrants, participate in a joint-trading account, or deal in options.

             3. The Yacktman Fund will not borrow money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of The Yacktman Fund's total assets. The Yacktman Fund will not borrow money for the purpose of investing in securities, and The Yacktman Fund will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

             4. The Yacktman Fund will not pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

             5. The Yacktman Fund will not invest more than 5% of The Yacktman Fund's total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

             6. The Yacktman Fund will not purchase securities of other investment companies (as defined in the Investment Company Act of 1940 (the "Act")), except as part of a plan of merger, consolidation, reorganization or acquisition of assets.

             7. The Yacktman Fund will not act as an underwriter or distributor of securities other than shares of The Yacktman Fund (except to the extent that The Yacktman Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

             8. The Yacktman Fund will not purchase securities for which there is no established market if, as a result of such purchase, more than 5% of the total value of its total assets would be invested in such securities.

             9. The Yacktman Fund will not make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of The Yacktman Fund's total assets would be the subject of such loans.

             10. The Yacktman Fund will not concentrate 25% or more of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

             11. The Yacktman Fund will not make investments for the purpose of exercising control or management of any company.

             12. The Yacktman Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

             13. The Yacktman Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

             14. The Yacktman Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

             The Yacktman Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Company's Board of Directors without stockholder approval. These additional restrictions are as follows:

             1. The Yacktman Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of The Yacktman Fund or an officer, director or other affiliated person of The Yacktman Fund's investment adviser, without authorization of the Board of Directors of the Company.

             The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of The Yacktman Fund's fundamental restrictions will be deemed to have occurred. Any changes in The Yacktman Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation, which communication may be made in an amendment to the Statement of Additional Information incorporated by reference into the Prospectus.

   THE YACKTMAN FOCUSED FUND

             As set forth in the Prospectus under the caption "OBJECTIVE AND INVESTMENT APPROACH," the investment objective of The Yacktman Focused Fund is to produce long-term growth of capital, with current income as a secondary objective. Consistent with this investment objective, The Yacktman Focused Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of The Yacktman Focused Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or
   (ii) more than 50% of the outstanding shares of The Yacktman Focused Fund.

             1. The Yacktman Focused Fund may issue senior securities to the extent permitted under the Act.

             2. The Yacktman Focused Fund will not sell securities short, buy securities on margin, purchase warrants or participate in a joint trading account. The Yacktman Focused Fund may invest in and commit its assets to writing and purchasing put and call options on securities and stock indexes to the extent permitted by the Act.

             3. The Yacktman Focused Fund may borrow money to the extent permitted by the Act. The Yacktman Focused Fund may pledge or hypothecate its assets to secure its borrowings.

             4. The Yacktman Focused Fund will not act as an underwriter or distributor of securities other than shares of The Yacktman Focused Fund (except to the extent that The
        Yacktman Focused Fund may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities).

             5. The Yacktman Focused Fund will not concentrate 25% or more of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

             6. The Yacktman Focused Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

             7. The Yacktman Focused Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

             8. The Yacktman Focused Fund will not make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of The Yacktman Focused Fund's total assets would be the subject of such loans.

             9. The Yacktman Focused Fund will not purchase securities of any issuer if, as a result of such purchase, The Yacktman Focused Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of The Yacktman Focused Fund's assets would be invested in securities of such issuer, except that up to 50% of the value of The Yacktman Focused Fund's total assets may be invested without regard to this limitation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

            10. The Yacktman Focused Fund will not purchase securities for which there is no established market if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.

             11. The Yacktman Focused Fund will not make investments for the purpose of exercising control or management of any company.

             12. The Yacktman Focused Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

             The Yacktman Focused Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Company's Board of Directors without stockholder approval. These additional restrictions are as follows:

             1. The Yacktman Focused Fund will not purchase securities of other investment companies (as defined in the Act), except:
        (a) as part of a plan of merger, consolidation, reorganization or acquisition of assets; (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchase described in (b) and (c) will be made if as a result of such purchases (i) The Yacktman Focused Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of The Yacktman Focused Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of The Yacktman Focused Fund's net assets would be invested in shares of registered investment companies.

             2. The Yacktman Focused Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of The Yacktman Focused Fund or an officer, director or other affiliated person of The Yacktman Focused Fund's investment adviser, without authorization of the Board of Directors of the Company.

             The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of The Yacktman Focused Fund's fundamental restrictions will be deemed to have occurred. Any changes in The Yacktman Focused Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation, which communication may be made in an amendment to the Statement of Additional Information incorporated by reference into the Prospectus.

   High Yield Convertible Securities

             Each Fund may invest up to five percent of its net assets in convertible securities rated less than investment grade. Investments in such securities are subject to the risk factors outlined below. The market for high yield convertible securities is subject to substantial volatility. Issuers of high yield convertible securities may be of low creditworthiness and the high convertible securities are likely to be subordinated to the claims of senior lenders. The secondary market for high yield convertible debt securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Funds to value accurately such securities or dispose of them.

   Options on Securities

             When The Yacktman Focused Fund wishes to terminate The Yacktman Focused Fund's obligation with respect to a put option it has written, The Yacktman Focused Fund may effect a "closing purchase transaction." The Yacktman Focused Fund accomplishes this by buying a put option of the same series as the put option previously written by The Yacktman Focused Fund. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When The Yacktman Focused Fund is the holder of a put option, it may liquidate its position by effecting a "closing sale transaction." The Yacktman Focused Fund accomplishes this by selling a put option of the same series as the put option previously purchased by The Yacktman Focused Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

             The Yacktman Focused Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a put option previously written by it if the premium, plus commission costs, paid by The Yacktman Focused Fund to purchase the put option is less (or greater) than the premium, less commission costs, received by The Yacktman Focused Fund on the sale of the put option. The Yacktman Focused Fund will realize a gain (or a loss) on a closing sale transaction with respect to a put option previously purchased by it if the premium, less commission costs, paid by The Yacktman Focused Fund on the sale of the put option is greater (or less) than the premium, plus commission costs, paid by The Yacktman Focused Fund to purchase the put option.

             Exchanges generally have established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which The Yacktman Focused Fund may buy or sell; however, the Adviser intends to comply with all limitations.

                        DETERMINATION OF NET ASSET VALUE

             As set forth in the Prospectus under the caption "DETERMINATION OF NET ASSET VALUE," the net asset value of the Funds will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                      DIRECTORS AND OFFICERS OF THE COMPANY

             The name, age, address, principal occupations during the past five years, and other information with respect to each of the directors and officers of the Company are as follows:

             Ronald W. Ball -- Vice President. Mr. Ball, 56, has been Senior Vice President of Yacktman Asset Management Co. (the "Adviser") since April, 1992. Prior to that time, he was a Senior Vice President and Portfolio Manager at Selected Financial Services, Inc., a Chicago, Illinois investment advisory firm, (since October, 1983) and President and Portfolio Manager of Selected Special Shares, an investment company (since October, 1986). Mr. Ball holds a B.S. in Business Administration from The Ohio State University. His address is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.

             *Jon D. Carlson -- Director, Vice President and Secretary. Mr. Carlson, 55, has been the Executive Vice President of the Adviser since May 14, 1992. Prior to this date he was a Senior Vice President of the Kemper Securities Group, Inc., which he joined in March, 1989 from Kidder, Peabody and Co. A graduate of The University of Michigan and the Michigan Law School, Mr. Carlson has been admitted to the practice of law in Michigan, New York and Illinois and served from 1972 to 1978 on the Employee Benefits Committee of the Taxation Section of the American Bar Association. His address is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.

             Thomas R. Hanson -- Director. Mr. Hanson, 59, is a Partner of Fleming/Hanson Sales, a manufacturers representative firm in the commercial and industrial air conditioning industry. Prior to establishing this firm in 1991, Mr. Hanson was President of Thermal Air Systems, Inc., Bensenville, Illinois. He also serves on the Corporate Member Board of Advocate Health Care, Inc., Oak Brook, Illinois, and on the Advisory Board for the College of Engineering of the University of Iowa from which he earned a B.S. in Mechanical Engineering. His address is c/o Fleming/Hanson Sales, 3010 Woodcreek Drive, Downers Grove, Illinois 60515.

             Stanislaw Maliszewski -- Director. Mr. Maliszewski, 52, has been a Managing Director of Gateway Asset Management, Inc., an investment management and marketing company for large institutional investors since August, 1993. Prior to joining Gateway Asset Management, Inc. Mr. Maliszewski was President of Princeton Futures Management Incorporated, an investment advisory firm for large institutional investors. Neither Gateway Asset Management, Inc. nor Princeton Futures Management Incorporated is affiliated with, or a service provider to, the Adviser. However, Mr. Maliszewski has been retained by the Adviser as a client solicitor pursuant to Rule 206(4)-3 under the Investment Advisers Act of 1940. Prior to establishing Princeton Futures Management Incorporated in 1991, Mr. Maliszewski was with the Rosenberg Real Estate Equity Funds, LaSalle Advisors Ltd., and the Investment Banking Services Group of Goldman Sachs and Company. He holds an A.B. degree from Princeton University and an MBA from Harvard University. His address is c/o Gateway Asset Management, Inc., Suite 1420, 180 North LaSalle Street, Chicago, Illinois 60601.

             Stephen E. Upton -- Director. Mr. Upton, 72, is the retired President of the Whirlpool Foundation, Benton Harbor, Michigan, a position he held until 1993. He retired in 1988 as a Senior Vice President for Whirlpool Corporation, a manufacturer of major household appliances. Mr. Upton had been an officer and employee of Whirlpool since 1955. He has served as Chairman of the Board of Trustees of Olivet College in Michigan and as Chairman of the Consumer Affairs Committee for the United States Chamber of Commerce and is a Trustee of the Michigan Colleges Foundation. Mr. Upton holds a B.B.A. degree from The University of Michigan. His address is 100 Ridgeway Road, St. Joseph, Michigan 49085.

             *Donald A. Yacktman -- Director, President and Treasurer. Mr. Yacktman, 55, has been the President of the Adviser since April 24, 1992. Prior to that time, he was Senior Vice President of Selected Asset Management, Inc., a Chicago, Illinois investment advisory firm, and the President and portfolio manager from January 1, 1983 through March 11, 1992 of the Selected American Shares mutual fund. Prior to joining the predecessor firm of Selected Asset Management, Inc., Mr. Yacktman was a partner and portfolio manager for fourteen years at Stein Roe & Farnham, an independent investment counseling firm based in Chicago. Mr. Yacktman has served as a Bishop in the Church of Jesus Christ of Latter-Day Saints and is a member of the Financial Analysts Society of Chicago. He holds a B.S. Magna Cum Laude and Phi Beta Kappa from The University of Utah and an MBA with distinction from Harvard University. His address is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.

        *Messrs. Carlson and Yacktman are directors who are "interested persons" of the Funds (as defined in the Act).

             The Funds' standard method of compensating directors is to pay each disinterested director an annual fee of $5,000 ($8,000 commencing January 1, 1997) for services rendered, including attending meetings of the Board of Directors. The Funds also may reimburse their directors for travel expenses incurred in order to attend meetings of the Board of Directors. For the fiscal year ended December 31, 1996 the disinterested directors received aggregate fees (excluding $347 in reimbursements of travel expenses) of $15,000. The table below sets forth the compensation paid by The Yacktman Fund to each of the current directors of the Company during the fiscal year ended December 31, 1996:

    COMPENSATION TABLE


                                                                                                    Total
                                 Aggregate     Pension or Retirement      Estimated Annual      Compensation
             Name of           Compensation   Benefits Accrued As Part     Benefits Upon        from Company
             Person            from Company*      of Fund Expenses           Retirement      Paid to Directors*

    Jon D. Carlson                  $0                    $0                    $0                  $0

    Thomas R. Hanson            $5,000                    $0                    $0              $5,000

    Stanislaw Maliszewski       $5,000                    $0                    $0              $5,000

    Stephen E. Upton            $5,000                    $0                    $0              $5,000

    Donald A. Yacktman              $0                    $0                    $0                  $0


        *The Yacktman Focused Fund did not commence operations until April 30, 1997.


             As of January 31, 1997, all officers and directors of The Yacktman Fund as a group beneficially owned 332,027 shares of The Yacktman Fund or 0.57% of the then outstanding shares. At such date, Charles Schwab & Co., 101 Montgomery Street, San Francisco, California 94104, owned of record 32,420,301 shares of The Yacktman Fund, or 55.55% of the then outstanding shares and National Financial Services Corp., c/o Fidelity Investments, 82 Devonshire Street R20A, Boston, Massachusetts 02109, owned of record 4,174,660 shares of The Yacktman Fund, or 7.15% of the then outstanding shares. All of the shares owned by Charles Schwab & Co. and National Financial Services Corp. were owned of record only.
   Other than the foregoing, The Yacktman Fund was not aware of any person who, as of January 31, 1997, owned of record or beneficially 5% or more of the shares of The Yacktman Fund. The Yacktman Focused Fund did not commence operations until April 30, 1997.

                      INVESTMENT ADVISER AND ADMINISTRATOR

             As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUNDS," the investment adviser to the Funds is Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606 (the "Adviser"). Pursuant to the investment advisory agreements entered into between the Company, on behalf of each of the Funds, and the Adviser (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services to each of the Funds.

             The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Funds. Additionally, the Adviser has voluntarily agreed to reimburse The Yacktman Focused Fund to the extent aggregate annual operating expenses as described above do not exceed specified percentages of such Fund's daily net assets as set forth in the Prospectus. The Funds monitor their expense ratios on a monthly basis. If the accrued amount of the expenses of either Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay each Fund the amount of such difference), subject to adjustment month by month during the balance of each Fund's fiscal year if accrued expenses thereafter fall below this limit.

             For services provided by the Adviser under the Advisory Agreement for the fiscal years ended December 31, 1996, 1995 and 1994 The Yacktman Fund paid the Adviser $4,086,939, $3,400,202 and $1,207,294, respectively. The Adviser was not required to reimburse The Yacktman Fund for excess expenses during such years. The Yacktman Focused Fund did not commence operations until April 30, 1997.

             Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the applicable Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned.

             As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUNDS," the administrator to the Funds is Sunstone Financial Group, Inc. (the "Administrator"). The administration agreement entered into between the Funds and the Administrator (the "Administration Agreement") will remain in effect as long as its continuance is approved at least annually by the Board of Directors of the Company and the Administrator. The Administration Agreement may be terminated on not less than 90 days' notice, without the payment of any penalty, by the Board of Directors of the Company or by the Administrator. For the fiscal years ended December 31, 1996, 1995 and 1994, The Yacktman Fund paid the Administrator $235,034, $206,258 and $121,247, respectively, pursuant to the Administration Agreement. Effective January 1, 1995, the Administration Agreement was amended to provide that in addition to the services previously provided by the Administrator, the Administrator will provide fund accounting services. The Yacktman Focused Fund did not commence operations until April 30, 1997.

             The Advisory Agreements and the Administration Agreement provide that the Adviser and Administrator, as the case may be, shall not be liable to the Funds or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements and the Administration Agreement also provide that the Adviser and Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                               EXCHANGE PRIVILEGE

             Investors may exchange shares of either Fund having a value of $1,000 or more for shares of the Portico Money Market Fund, the Portico U.S. Government Money Market Fund or the Portico Tax-Exempt Money Market Fund (collectively the "Portico Money Funds") at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Funds at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Funds or the Adviser of, an investment in any of the Portico Money Funds. Any investor who considers making such an investment through the exchange privilege should obtain and review the Prospectus of the applicable Portico Money Fund before exercising the exchange privilege.

             The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the Portico Money Market Fund are not immediately reinvested in shares of the Funds or another Portico Money Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

             For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.


                               REDEMPTIONS IN KIND

             Each of the Funds has reserved the right to pay the redemption price of its shares in assets other than cash. In accordance with Rule 18f-1 under the Act, the Company has filed Form N-18F-1 with the Securities and Exchange Commission pursuant to which each Fund has committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of the ninety-day period.


                           SYSTEMATIC WITHDRAWAL PLAN

             An investor who owns shares of a Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or Firstar Trust Company, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals through redemption of shares of such Fund. To establish the Systematic Withdrawal Plan, the investor deposits shares of the Funds with the Company and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Funds is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

             The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions can be made monthly or quarterly on any day the investor chooses or, if that day is a weekend day or a holiday, on the following business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional shares of the Funds, at net asset value, all income dividends and capital gains distributions payable by the applicable Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional shares in his account at any time.

             Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the applicable Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

             The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company in writing prior to the 15th day of the month preceding the next payment.

                                    CUSTODIAN

             Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Funds. As such, Firstar Trust Company holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. Firstar Trust Company does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to stockholders. Firstar Trust Company also acts as each Fund's transfer agent and dividend disbursing agent.

                             INDEPENDENT ACCOUNTANTS

             Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the independent accountants for the Funds.

                                DISTRIBUTION PLAN

             As set forth in the Prospectus under the caption "PURCHASE OF SHARES," The Yacktman Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan permits The Yacktman Fund to employ one or more distributors of its shares. Payments under the Plan may be made only to distributors so employed by The Yacktman Fund. Payments under the Plan in any year are limited to 0.25% of the average daily net assets of The Yacktman Fund. Under the Plan, The Yacktman Fund paid distributors fees for the fiscal year ended December 31, 1996 totaling $476,920, representing 0.07% of The Yacktman Fund's average net assets.

             The Yacktman Fund will pay to each distributor a monthly fee for distribution of The Yacktman Fund's shares at the rate of 0.65% per annum of the aggregate average daily net asset value of The Yacktman Fund shares beneficially owned by such distributor's existing brokerage clients who established their Yacktman Fund accounts prior to December 31, 1992. For purposes of the Plan, a client shall include (a) with respect to individuals, the individual's spouse, children, trust or retirement accounts for the benefit of any of the foregoing, the individual's estate and any corporation of which the individual is an affiliate, (b) with respect to corporations, its retirement plans and its affiliates, and (c) with respect to clients who are investment advisers, financial planners or others who exercise investment discretion or make recommendations concerning the purchase or sale of securities, accounts for which they exercise investment discretion or make recommendations concerning the purchase or sale of securities. Beneficial ownership shall not include ownership solely as a nominee. If after December 31, 1992, a client ceases to be a client of a distributor and thereafter becomes a client of another distributor, such client shall continue to be considered a client whose Yacktman Fund account was established prior to December 31, 1992 if the client beneficially owned shares of The Yacktman Fund at all times after ceasing to be a client of the former distributor and prior to becoming a client of the latter distributor except as may be necessary to affect a transfer of the account. The Yacktman Fund shares owned by a client will be deemed to include all shares purchased and not redeemed; provided, however, that if at any time no shares of The Yacktman Fund are beneficially owned by a client whose Yacktman Fund account was established prior to December 31, 1992, no distribution fees thereafter will be paid with respect to shares beneficially owned by such client.

             The Plan was adopted in anticipation that The Yacktman Fund will benefit from the Plan through increased sales of its shares, thereby reducing The Yacktman Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated at any time by a vote of the directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of Common Stock. Messrs. Hanson, Maliszewski and Upton are currently the Rule 12b-1 Directors. The Plan will be automatically terminated upon the closing of all Fund accounts established by existing brokerage clients of distributors prior to December 31, 1992. Any change in the Plan that would materially increase the distribution expenses of the Funds provided for in the Plan requires approval of the stockholders and the Board of Directors of each Fund, including the Rule 12b-1 Directors.

             While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Company will be committed to the discretion of the directors of the Company who are not interested persons of the Company. The Board of Directors of the Company must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the distributors, if any, or officers of the Company. Unless otherwise terminated, the Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors of the Company, including the Rule 12b-1 Directors.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             The Funds' securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Board of Directors of the Company. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. Many of these transactions involve payment of a brokerage commission by the Funds. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Although the Funds do not initially intend to market their shares through intermediary broker-dealers, the Funds may place portfolio orders with broker-dealers who recommend the purchase of shares of the Funds to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

             In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion. For the fiscal years ended December 31, 1996, 1995 and 1994 The Yacktman Fund paid brokerage commissions of $998,728, $1,170,042 and $506,695, respectively, on total transactions of $652,310,636, $652,217,150 and $296,409,925, respectively. All of the brokers to whom commissions were paid during such fiscal years provided research services to the Adviser. The Yacktman Focused Fund did not commence operations until April 30, 1997.

             In the fiscal year ended December 31, 1996 and 1995, the Adviser allocated brokerage to a broker that provides sub-transfer agency services to The Yacktman Fund. Pursuant to a directed brokerage arrangement, this broker reduced its sub-transfer agency fees by $363,016 and $422,748, respectively, in the fiscal years ended December 31, 1996 and 1995, as a result of Fund brokerage allocated to it.

                                      TAXES

             As set forth in the Prospectus under the caption "TAXES," each Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code.

             Each Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Distributions from the Funds are taxable to investors, whether received in cash or in additional shares of the respective Funds. A portion of the Funds' income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

             Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

             Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

             Investors may also be subject to state and local taxes.

             Each Fund will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish such Fund with his social security number or other tax identification number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income.
   The certification form is included as part of the share purchase application and should be completed when the account is opened.

             This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

                              STOCKHOLDER MEETINGS

             The Maryland General Corporation Law permits registered investment companies, such as the Funds, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

             The Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

             Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Funds; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

             If the Secretary elects to follow the course specified in clause
   (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

             After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             PERFORMANCE INFORMATION

             Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's investment portfolio. A Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

   P(1 + T)n = ERV

   Where:    P    =    a hypothetical initial payment of $1,000
             T    =    average annual total return
             n    =    number of years
             ERV  =    ending redeemable value at the end of
                       the period of a hypothetical $1,000
                       payment made at the beginning of such
                       period

   This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

             Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

             The Yacktman Fund's average annual compounded returns for the one-year period ended December 31, 1996 and for the period from the Fund's commencement of operations (July 6, 1992) through December 31, 1996 were 26.02% and 13.25%, respectively. Such performance results reflect reimbursements made by the Adviser during the fiscal year ended December 31, 1993 and the period from July 6, 1992 through December 31, 1992 to keep aggregate annual operating expenses at or below 1.2% of average daily net assets. The Yacktman Focused Fund did not commence operations until April 30, 1997. The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Funds in the future. An investment in either Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

                              FINANCIAL STATEMENTS

             The following audited financial statements are incorporated by reference to the Annual Report, dated December 31, 1996, of the Company (File No. 811-06628), as filed with the Securities and Exchange Commission on February 3, 1997:

             -    Report of Independent Accountants

             -    Portfolio of Investments

             -    Statement of Assets & Liabilities

             -    Statement of Operations

             -    Statement of Changes in Net Assets

             -    Financial Highlights

             -    Notes to the Financial Statements


                        DESCRIPTION OF SECURITIES RATINGS

             As set forth in the Prospectus under the caption "OBJECTIVE AND INVESTMENT APPROACH," The Yacktman Fund may invest in non-convertible bonds and debentures assigned one of the two highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). As also set forth therein, The Yacktman Focused Fund may invest in non-convertible bonds and debentures assigned at least an investment grade by Standard & Poor's or Moody's (or unrated but deemed by the Adviser to be of comparable quality), and up to 5% of the assets of each of The Yacktman Fund and The Yacktman Focused Fund may be invested in convertible bonds and debentures rated below investment grade. As also set forth therein, the Funds may invest in commercial paper and commercial paper master notes rated A-2 or better by Standard & Poor's or P-2 by Moody's. A brief description of the ratings symbols and their meanings follows.

             Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

             The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

             The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

             The ratings are based, in varying degrees, on the following considerations:

             I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

             II.  Nature of and provisions of the obligation;

             III. Protection afforded by, and relative position of the
                  obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

   Investment Grade

             AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

             A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

             BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Speculative Grade

             Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

             BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

             B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

             CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

             CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

             C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

             D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Moody's Bond Ratings.

   Investment Grade

             Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

             Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Speculative Grade

             Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

             Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

             A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

             A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

             Moody's Commercial Paper Ratings. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
   (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial is rated P-1, P-2 or P-3.